Exhibit H2

                                   AMENDMENT,
                               DATED MAY 23, 2005
                                     TO THE
                                SERVICE AGREEMENT
                           BETWEEN RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                   AS AMENDED AND RESTATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                  AMENDMENT TO

                              AMENDED AND RESTATED
                                SERVICE AGREEMENT

                                     BETWEEN

                               RYDEX SERIES FUNDS

                                       AND

                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between the Trust and the Servicer, and is hereby incorporated into and made a part of the Amended and Restated Service Agreement:

      Section 4 of the Amended and Restated Service Agreement is amended, effective May 23, 2005, to read as follows:

      As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                  THE U.S. GOVERNMENT BOND FUND

                           0.20% of Assets

                  THE U.S. GOVERNMENT MONEY MARKET FUND

                           0.20% of Assets

                  THE NOVA FUND

                           0.25% of Assets

                  THE URSA FUND

                           0.25% of Assets

                  THE OTC FUND

                           0.25% of Assets

                  THE ARKTOS FUND

                           0.25% of Assets

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                  THE JUNO FUND

                           0.25% of Assets

                  THE NOVA MASTER FUND

                           0.0% of Assets

                  THE URSA MASTER FUND

                           0.0% of Assets

                  THE OTC MASTER FUND

                           0.0% of Assets

                  THE ARKTOS MASTER FUND

                           0.0% of Assets

                  THE JUNO MASTER FUND

                           0.0% of Assets

                  THE MEDIUS MASTER FUND

                           0.0% of Assets

                  THE UTILITIES MASTER FUND

                           0.0% of Assets

                  THE INVERSE MID-CAP MASTER FUND

                           0.0% of Assets

                  THE INVERSE SMALL-CAP MASTER FUND

                           0.0% of Assets

                  THE LARGE-CAP EUROPE FUND

                           0.25% of Assets

                  THE LARGE-CAP JAPAN FUND

                           0.25% of Assets

                  THE MEKROS FUND

                           0.25% of Assets

                  THE MEDIUS FUND

                           0.25% of Assets

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                  THE LARGE-CAP VALUE FUND

                           0.25% of Assets

                  THE LARGE-CAP GROWTH FUND

                           0.25% of Assets

                  THE MID-CAP VALUE FUND

                           0.25% of Assets

                  THE MID-CAP GROWTH FUND

                           0.25% of Assets

                  THE INVERSE MID-CAP FUND

                           0.25% of Assets

                  THE SMALL-CAP VALUE FUND

                           0.25% of Assets

                  THE SMALL-CAP GROWTH FUND

                           0.25% of Assets

                  THE INVERSE SMALL-CAP FUND

                           0.25% of Assets

                  THE ALL-CAP VALUE FUND

                           0.25% of Assets

                  THE RYDEX S&P DIVERSIFIED TRENDS FUND

                           0.25% of Assets

                  THE RYDEX STRENGTHENING DOLLAR FUND

                           0.25% OF ASSETS

                  THE RYDEX WEAKENING DOLLAR FUND

                           0.25% OF ASSETS

                  THE BANKING FUND

                           0.25% of Assets

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                  THE BASIC MATERIALS FUND

                           0.25% of Assets

                  THE BIOTECHNOLOGY FUND

                           0.25% of Assets

                  THE CONSUMER PRODUCTS FUND

                           0.25% of Assets

                  THE ELECTRONICS FUND

                           0.25% of Assets

                  THE ENERGY FUND

                           0.25% of Assets

                  THE ENERGY SERVICE FUND

                           0.25% of Assets

                  THE FINANCIAL SERVICES FUND

                           0.25% of Assets

                  THE HEALTH CARE FUND

                           0.25% of Assets

                  THE INTERNET FUND

                           0.25% of Assets

                  THE LEISURE FUND

                           0.25% of Assets

                  THE PRECIOUS METALS FUND

                           0.25% of Assets

                  THE REAL ESTATE FUND

                           0.25% of Assets

                  THE RETAILING FUND

                           0.25% of Assets

                  THE TECHNOLOGY FUND

                           0.25% of Assets

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                  THE TELECOMMUNICATIONS FUND

                           0.25% of Assets

                  THE TRANSPORTATION FUND

                           0.25% of Assets

                  THE UTILITIES FUND

                           0.25% of Assets

                  THE COMMODITIES FUND

                           0.25% OF ASSETS

                  THE SECTOR ROTATION FUND

                           0.25% of Assets

                  THE CORE EQUITY FUND

                           0.25% of Assets

                  THE MODERN MARKETS MULTI-STRATEGY FUND

                           0.25% OF ASSETS

                  THE MODERN MARKETS MARKET NEUTRAL FUND

                           0.25% OF ASSETS

                  THE MODERN MARKETS LONG/SHORT FUND

                           0.25% OF ASSETS

                  ADDITIONS AND [DELETIONS] ARE NOTED IN BOLD.

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      In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 23rd day of May, 2005.

                                        RYDEX SERIES FUNDS

                                        By: /s/ Carl G. Verboncoeur
                                        Name:   Carl G. Verboncoeur
                                        Title:  President


                                        RYDEX FUND SERVICES, INC.

                                        By: /s/ Carl G. Verboncoeur
                                        Name:   Carl G. Verboncoeur
                                        Title:  President